                                                             Exhibit 10(ab)

                             LEASE AMENDMENT NO. 7
                             ---------------------

     THIS LEASE AMENDMENT NO. 7 (herein called "Amendment No. 7"), dated as of December 8, 1995 between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of September 12, 1994 (as amended and supplemented from time to time, the "Lease Agreement", defined terms used herein as therein defined), which provides for the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any Lease Supplements thereto; and

     WHEREAS, the Lease Agreement was modified and amended by those certain Lease Supplements No. 1 through 6, each dated as of September 12, 1994, recorded with the Lease Agreement, with the Federal Aviation Administration (the "FAA") on September 16, 1994 as Conveyance No. P98874; by that certain Lease Supplement No. 7 dated as of September 21, 1994, recorded with the FAA on October 26, 1994 as Conveyance No. II00230; by that certain Lease Supplement No. 8 dated as of October 6, 1994, recorded with the FAA on October 31, 1994 as Conveyance No. LL08311; by that certain Amendment to Lease Agreement, Lease Supplements and Lease Supplement No. 9, dated as of November 12, 1994, recorded with the FAA on November 21, 1994 as Conveyance No. NN007458; by that certain Lease Supplement No. 10 dated November 21, 1994, recorded by the FAA on March 15, 1995 as Conveyance No. YY010872; by that certain Lease Amendment No. 2 dated April 13, 1995 ("Lease Amendment No. 2"), recorded by the FAA on May 26, 1995 as Conveyance No. D06501; by that certain Lease Amendment No. 3 dated June 1, 1995 ("Lease Amendment No. 3"), recorded by the FAA on June 8, 1995 as Conveyance No. E19773; by that certain Lease Amendment No. 4 dated August 22, 1995 ("Lease Amendment No. 4"), recorded by the FAA on September 27, 1995 as Conveyance No. JJ14862; by that certain Lease Amendment No. 5 dated October 6, 1995 ("Lease Amendment No. 5"), recorded by the FAA on ____________________, 1995 as Conveyance No. ____________, and by that certain Lease Amendment No. 6 dated November 20, 1995 ("Lease Amendment No. 6), recorded by the FAA on ________________, 1995 as Conveyance No. ____________ ; and

     WHEREAS, Lessee has failed to make certain payments of Deferred Basic Rent due and payable on or prior to the date hereof, and Lessor has agreed to defer payment of the overdue Deferred Basic Rent and certain additional rents as set forth herein; and
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     WHEREAS, Lessor's agreement to the additional deferrals as set forth herein is conditioned upon Lessee's performance of its obligations under this Lease Amendment No. 7.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement as follows:

A.   AMENDMENT TO THE LEASE AGREEMENT.
     --------------------------------

     1. The following definitions set forth in Section 1 of the Lease Agreement shall be amended in their entirety as follows:

          "'Deferred Basic Rent Payment Dates' means March 31, 1995, April 7, 14
            ---------------------------------
and 21, 1995, May 1, 1995 and December 9, 19 and 22, 1995."

     Further, the following new definitions shall be added to Section 1 of the Lease Agreement:
          "'Additional Deferral Period' shall have the meaning set forth in
            --------------------------
Schedule I attached hereto.

          'Additional Deferred Rent' shall have the meaning set forth in
           ------------------------
Schedule I attached hereto.

          'Deferral Notice' shall have the meaning set forth in Schedule I
           ---------------
attached hereto.

          'Deferral Interest' shall have the meaning set forth in Schedule I
           -----------------
attached hereto.

          'Maximum Deferral' shall have the meaning set forth in Schedule I
           ----------------
attached hereto."

     2. The first sentence of Subsection 3(b) of the Lease Agreement shall be amended in its entirety to read as follows:

     "Lessee hereby agrees to pay Lessor (i) Basic Rent (except Deferred Basic Rent and Additional Deferred Rent) for each Aircraft throughout the Term in the amounts set forth in Schedule I on the day prior to each applicable Basic Rent Payment Date commencing on the day prior to the applicable Delivery Date, and
(ii) Deferred Basic Rent and Additional Deferred Rent for all the Aircraft throughout the applicable Terms in the amounts and on the dates set forth in
Schedule I. Notwithstanding anything to the contrary contained in this Lease Agreement, Lessee shall have the option to defer the payment of Basic Rent as provided in Schedule I hereto.

     3. Subsection 13A(a) of the Lease Agreement shall be amended in its entirety to read as follows:

     "(a) Lessee shall (i) fail to make any payment of Basic Rent, Deferred Basic Rent, Additional Deferred Rent, and Deferral Interest or Supplemental Rent due pursuant to Exhibit F hereto, as and when due; or (ii) fail to make any other payment of Supplemental Rent within five (5) Business Days after delivery to Lessee of notice from Lessor that the amount shall have been due hereunder; or"

     4. Subsection 14A(e) of the Lease Agreement shall be amended by inserting the words ", Additional Deferred Rent and Deferral Interest" immediately after the words "Deferred Basic Rent" on the tenth line and after the words "Deferred Rent" on the twelfth line.

     5. Section A., paragraph 8. of Amendment No. 2 shall be amended by inserting the words "Additional Deferred Rent or Deferral Interest" after the words "Deferred Basic Rent" on the first and third lines.

     6. Section 3(g) of Exhibit F of the Lease Agreement shall be amended by adding the following to the end thereof: "(v) Notwithstanding anything to the contrary contained in this Exhibit F, Lessee shall have the option to defer the payment of Weekly Supplemental Rent as provided in Schedule I attached hereto."

     7. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

B.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 7.
     --------------------------------------------------------------

     This Amendment No. 7 shall become effective upon the fulfillment of the following conditions precedent:

     1. On the effective date of this Amendment No. 7 (the "Amendment Effective Date"), the representations and warranties of Lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

     2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma City, Oklahoma.

     3. The receipt by Lessor from Lessee not later than two (2) days prior to the Amendment Effective Date of the following, dated as of such Amendment Effective Date, all of which shall be satisfactory in form and substance to
Lessor:

     (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

     (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Amendment No. 7 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

     (c) a closing certificate and an incumbency certificate of duly authorized officers of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Agreement;

     (d)  receipt by Lessor of the installments of Basic Rent pursuant to
Section 3 of the Lease Agreement, as amended hereby, and Supplemental Rent pursuant to Exhibit F to this Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

     4. The Final Order confirming the Plan shall be and remain in full force and effect.

     5. The Long-Term Agreements and the Letter of Credit shall be in full force and effect.

     6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements.

     7. Lessee shall have entered into a Stock Purchase Agreement with Airlines Investor Partners, L.P., in form and scope acceptable to Lessor.

     8. Lessee shall have entered into a tentative agreement with its labor unions (pending ratification by such union's members) extending and modifying its collective bargaining agreements so as to generate at least $5,000,000 cost savings per year for each of the five years commencing January 1, 1996, as measured against Lessee's current contractually determined labor costs as if extended through the year 2000, in form and scope acceptable to Lessor.

     9. Lessee shall have proposed a new plan concerning its creditors' participation in the restructuring of Lessee's business, in form and scope acceptable to Lessor.

C.   MISCELLANEOUS.
     -------------

     1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect. Nothing contained in this Lease Amendment No. 7 shall be deemed a waiver by Lessor of any amounts due and owing under the Lease or of any rights of Lessor existing on the date hereof under the Lease; provided, however, that the amount of Deferred Basic Rent represents the unpaid Rent due and owing on the date hereof (the "Unpaid Rent"). Lessor hereby waives any Event of Default under the Lease Agreement arising solely from Lessee's failure to pay the Unpaid Rent. Lessee's failure to pay the Deferred Basic Rent, Additional Deferred Rent or Deferral Interest in accordance with the terms of this Amendment No. 7 shall constitute an Event of Default under the Lease Agreement and entitle Lessor to enforce all rights and remedies under Section 14A of the Lease.

     2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent, Deferred Basic Rent, Additional Deferred Rent, Deferral Interest and Supplemental Rent for the Aircraft throughout the Term in accordance with the Lease Agreement, as amended.

     3. This Amendment No. 7 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     4. This Amendment No. 7 may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Amendment No. 7 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 7 may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original."

                            SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment No. 7 to be duly executed and delivered as of the date and year first above written.

                                                AMERICAN AIRLINES, INC.



                                                By: /s/ Jeffery M. Jackson
                                                   -----------------------------
                                                    Jeffery M. Jackson
                                                    Vice President - Corporate
                                                     Development and Treasurer



                 HAWAIIAN AIRLINES SIGNATURE ON FOLLOWING PAGE

                                             HAWAIIAN AIRLINES, INC.



                                             By: /s/ Bruce R. Nobles
                                                --------------------------------
                                                 Bruce R. Nobles
                                                 President and Chief Executive
                                                         Officer



                                             By: /s/ Rae A. Capps
                                                --------------------------------
                                                 Rae A. Capps
                                                 Vice President, General Counsel
                                                 and Corporate Secretary

                                  SCHEDULE I

     This Schedule I has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.

                                       8